UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010

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Insight Management Corporation
(Exact name of registrant as specified in its charter)
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Florida	333-148697	20-8715508
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

408 West 57th Street, Suite 8E New York, New York 10019
(Address of principal executive offices)

(866) 787-3588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year:

Upon the majority vote of the shareholders of the Corporation, the Company amended its Articles of Incorporation filed with the State of Florida.  The amendment increases the authorized capitalization of the common stock of the Company to 3,000,000,000 shares with a par value of $0.00014.

The Amendment was filed with the Secretary of State of Florida on October 28, 2010 and became effective November 3, 2010.  The Amendment reads as follows:

Fourth:                      Capital Stock

1. Authorized Stock:  The total number of shares of stock which the corporation shall have the authority to issues is 3,010,000,000 consisting of 3,000,000,000 shares of common stock, par value $0.00014 per share (the “Common Stock”) and 10,000,000 preferred shares, par value $0.01 per share (the “Preferred Shares”).

The remainder of the Articles of Incorporation remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2010	INSIGHT MANAGEMENT CORPORATION.

	By	/s/ Kevin Jasper
Kevin Jasper
Interim President
(Principal Executive Officer)